[DESCRIPTION]       MATERIAL CONTRACT

EX-10.56            Copy of Loan and Security Agreement
                    dated February 19, 1997 between
                    Primergy, Inc. and Registrant

              LOAN AND SECURITY AGREEMENT

     LOAN AND SECURITY AGREEMENT (this "Agreement"), dated as of February 19, 1997, made by PRIMERGY, INC., a New York corporation (the "Borrower"), having a principal place of business at 25 Barbarosa Lane, Kingston, New York 12401, in favor of THE WELLCARE MANAGEMENT GROUP, INC. ("WCMG"), a New York corporation, having its principal office at Park West/Hurley Avenue Extension, Kingston, New York 12401, and WELLCARE MEDICAL MANAGEMENT, INC. ("WCMM"), a New York corporation, having its principal office at Park West/Hurley Avenue Extension, Kingston, New York 12401 (collectively referred to as the "Lenders", and each may be referred to as a "Lender").

                  W I T N E S S E T H:

     WHEREAS, Borrower has issued promissory notes in favor of WCMG in the principal amounts of $2,099,083.00 and $215,000.00, respectively (collectively, the "WCMG Notes") and issued a promissory note in favor of WCMM in the principal amount of $5,130,000.00 (the "WCMM Note", and along with the WCMG Notes, collectively hereinafter referred to as the "Lender Notes" and the indebtedness payable under the Lender Notes, including without limitation the principal and interest thereunder, collectively, the "Indebtedness"); and

     WHEREAS, the Lenders desire that the Borrower enter into this Agreement to secure the Borrower's obligations to the Lenders, including the Indebtedness, as evidenced by the Lender
Notes.

     NOW, THEREFORE, in consideration of the premises and to secure the Borrower's obligations due to the Lenders, including the Indebtedness, Borrower hereby agrees with the Lenders for their benefit as follows:

I.  DEFINITIONS

     1.1 "COLLATERAL" means all of those present or future assets, real or personal, of the Borrower, including without limitation the Management Agreements, in which a security interest is granted hereunder.

     1.2 "EVENT OF DEFAULT" means an event of the nature specified in Article IV hereof.

     1.3 "LIABILITY" or "LIABILITIES" means any indebtedness of the Borrower to any Lender, including without limitation the Indebtedness, whether now or hereafter existing under the Lender Notes, or hereafter existing pursuant to any future indebtedness of the Borrower to any Lender.

     1.4  "LOAN DOCUMENTS" mean this Agreement and the Lender
Notes, and any amendments to or substitutions for any such documents.

     1.5  "MANAGEMENT AGREEMENTS" mean those certain Management
Agreements attached as Exhibit A hereto among the Borrower and certain third parties, which constitute all of the management agreements to which the Borrower is a party.

     1.6 "UCC" means the Uniform Commercial Code as adopted and in effect under the laws of the State of New York.

II.  COLLATERAL

     2.1 SECURITY INTEREST. In order to secure the payment in full of all Liabilities of the Borrower to the Lenders and the prompt and faithful performance of all other covenants, agreements and obligations of the Borrower under the Loan Documents, the Borrower hereby grants to the Lenders a security interest in:
(i) all of the Borrower's accounts, equipment, inventory, general intangibles, chattel paper, instruments, documents and other property and assets (real or personal), whether presently owned by Borrower or hereafter acquired and wherever located; (ii) all of the products and proceeds of all of the foregoing Collateral (including all proceeds of insurance policies covering the Collateral) as well as all accessions, additions, substitutions, replacements and increments thereto; and (iii) all books and records, including without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records of Borrower pertaining to any of the foregoing items described in clauses (i) and (ii).

2.2 ASSIGNMENT OF MANAGEMENT AGREEMENTS. Without limiting the security interest granted in Section 2.1 hereof, in order to secure the payment in full of all Liabilities of the Borrower to the Lenders and the prompt and faithful performance of all other covenants, agreements and obligations of the Borrower under the Loan Documents, the Borrower hereby assigns, sets over, transfers and pledges to the Lenders, and grants to the Lenders a security interest in, all of Borrower's right, title and interest in the Management Agreements and all replacements, renewals, substitutions, and proceeds thereof, together with all rights therein and all amounts payable thereunder, with full right on the part of a Lender, in its own name or in the name of the Borrower, to collect and enforce the Management Agreements by legal action, proof of debt in bankruptcy or other liquidation proceedings, vote in any proceeding for the arrangement at any time proposed, or otherwise.

2.3 UCC TERMS. As used herein, the terms accounts, equipment, inventory, general intangibles, chattel paper, instruments, documents and account debtor, shall have the meaning ascribed to the respective terms in the UCC.

2.4 CONTINUING PERFECTION. Borrower will perform any and all steps requested by the Lenders to create and maintain in the Lenders' favor a valid and perfected security interest in the Collateral, including without limitation, the execution, delivery, filing and recording of financing statements and any other documents necessary, in the opinion of the Lenders, to protect their interest in the Collateral.

2.5 ATTORNEY-IN-FACT. Borrower authorizes the Lenders and does hereby make, constitute and appoint the Lenders, acting either jointly or severally, and any officer or agent of the Lenders, with full power of substitution, as the Borrower's true and lawful attorney-in-fact, with power, in its own name or the name of the Lenders, to: (a) do all acts and things which the Lenders may deem necessary to perfect and to continue to perfect a security interest in the liens provided for in this Agreement including, but not limited to, executing financing statements on behalf of the Borrower; (b) endorse any instrument of payment in respect of the Management Agreements; (c) demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Management Agreements, whether by legal action, proof of debt in bankruptcy or other liquidation proceedings, or otherwise; and (d) do, at the Lenders' option and at the Borrower's expense, all acts and things which the Lenders determine necessary to protect, preserve and realize upon the Collateral, all as fully and effectually as the Lenders might or could do.

2.6 OBLIGATIONS OF LENDERS. Notwithstanding anything contained in this Agreement to the contrary, the Lenders shall have no obligations or liabilities by reason of or arising out of this Agreement, nor shall the Lenders be required or obligated in any manner to perform any obligations of the Borrower in connection with the Management Agreements.

III.  REPRESENTATIONS, COVENANTS AND WARRANTIES

     The Borrower represents, covenants and warrants to the Lenders as follows:

3.1 GOOD STANDING. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of New York.

3.2 TRADE NAMES. There are no trade or fictitious names under which the Borrower now conducts business or is registered in any jurisdiction.

3.3 ASSETS. There are no assets of the Borrower located outside of the following counties of the State of New York (other than goods in transit): Orange, Sullivan, Columbia, Greene, Ulster and
Dutchess.

3.4 SALES AND ENCUMBRANCES. Without the prior written consent of the Lenders, the Borrower shall not: (i) other than in the ordinary course of business, sell, loan, lease, assign, transfer, convey or alienate the Collateral or any portion thereof, or any interest therein; (ii) suffer or permit any mortgage lien, security interest, encumbrance or charge of any character upon or against the Collateral (other than the security interest granted herein); and (iii) cancel or terminate any contract that is Collateral (including without limitation the Management Agreements) or consent to or accept any cancellation or termination thereof.

3.5 PAYMENTS UNDER MANAGEMENT AGREEMENTS. Borrower may not, without the express written consent of the Lenders, receive and retain for its own account or the account of any other person, any payments or prepayments of any kind whatsoever under the Management Agreements; and any such payments and prepayments actually received by the Borrower shall be held in trust for the Lenders and not commingled with any other funds of the Borrower, and shall be delivered forthwith to the Lenders for application to the Liabilities.

3.6 CORPORATE AUTHORITY. The Borrower has the corporate power to execute, deliver and carry out this Agreement and the Loan
Documents and its Board of Directors has duly authorized and approved the terms of this Agreement and the Loan Documents and the taking of any and all action contemplated herein by the Borrower.

3.7 NO VIOLATION. The execution of this Agreement and the Loan Documents, and the performance by the Borrower of its obligations hereunder and thereunder, do not, at the date of execution hereof, violate the charter or by-laws of the Borrower, or violate and/or create a breach or default under any agreement or undertaking to which the Borrower is a party or by which it is bound, including without limitation, any agreement or undertaking with the Key Bank of New York ("Key Bank").

3.8 NO LITIGATION. There are no judgments against the Borrower as of the date of this Agreement and no material litigation or administrative proceeding before any governmental body is presently pending now, or to the knowledge of the Borrower, threatened, against the Borrower or any of its property.

3.9 GOOD TITLE. On the date of this Agreement, the Borrower has good and valid title to all of the Collateral, free and clear of any mortgage, pledge, lien, security interest, encumbrance, charge or title retention or other security agreement or arrangement of any character whatsoever, except the preexisting security interests granted to WCMM and Key Bank. The Lenders acknowledge that the Borrower intends to grant a first priority security interest in its assets to FPA Medical Management, Inc. ("FPA"), which security interest will be pari passu with the first priority security interest in the Borrower's assets previously granted by the Borrower to Key Bank.

3.10 CONTRACTS IN FULL FORCE AND EFFECT. On the date of this Agreement, all of the Borrower's contracts that are Collateral, including without limitation the Management Agreements, are in full force and effect and to the best of Borrower's knowledge, binding upon and enforceable against all parties thereto in accordance with their respective terms. On the date of this Agreement, no defaults exist under said contracts by any party thereto.

3.11 PLACE OF OFFICE, RECORDS, INVENTORY AND EQUIPMENT. Borrower represents that its only office, which is the only location where it keeps its records concerning its accounts, the only location of its inventory and equipment and the only location from which it conducts business, is located at the address for the Borrower set forth in the first paragraph of this Agreement.

3.12  CONTROL OF ACCOUNTS.  Upon the occurrence of an Event of
Default: (i) the Lenders shall have the right at any time and from time to time, without notice, to notify account debtors of the Borrower to make payments to the Lenders; to endorse all items of payment which may come into its hands payable to the Borrower; to take control of any cash or non-cash proceeds of accounts and of any returned or repossessed goods; to compromise, extend or renew any account or deal with it as it may deem advisable; to make exchanges, substitutions or surrenders of Collateral and to notify the postal authorities, after an Event of Default, to deliver all mail, correspondence or parcels addressed to the Borrower to the Lenders at such address as the Lenders may choose; and (ii) Borrower herewith appoints each of the Lenders or their designees as attorney-in-fact to endorse the Borrower's name on any checks, notes, acceptances, drafts or any other instrument or document requiring said endorsement and to sign the Borrower's name on any invoice or bills of lading relating to any account, or drafts against its customers, or schedules or confirmatory assignment on accounts, or notices of assignment, financing statements under the UCC, and other public records, and in verification of accounts and in notices to account debtors.

3.13 INSPECTION. The Lenders or their designated representatives shall have the right, at any time or times during Borrower's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts from such records) and the premises upon which any of the Collateral is located, to discuss the Borrower's affairs and finances with any person and to verify in any manner the Lenders deems advisable, the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.

3.14 DUTY TO UPDATE. In the event that any of the representations, covenants or warranties of the Borrower contained herein ceases to be true in any respect, the Borrower shall immediately inform the Lenders of such situation and provide all details relating thereto.

3.15 NO CONSENT REQUIRED. The execution of this Agreement and the Loan Documents, and the performance by the Borrower of its obligations hereunder and thereunder, do not, at the date of execution hereof, require the consent, approval or act of, or the sending of any notice to, any person or entity, including without limitation Key Bank.

IV.  EVENTS OF DEFAULT

     The occurrence of any of the following shall constitute an Event of Default:

4.1 NON-PERFORMANCE. Failure on the part of Borrower to perform any term, covenant or condition contained in any of the Loan
Documents, including, but not limited to, the payment of any Liability when due.

4.2 MISREPRESENTATION. Any representation, covenant or warranty made by Borrower in this Agreement, or in any of the Loan
Documents, shall have proved to have been inaccurate in any material respect as of the date or dates with respect to which it is deemed to have been made.

4.3 INSOLVENCY. Borrower shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of its assets; a custodian shall have been appointed with or without consent of Borrower; Borrower is generally not paying its debts as they become due; has made a general assignment for the benefit of creditors; has been adjudicated insolvent; or has filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law, or an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency pro-ceeding; or taken corporate action for the purpose of effecting any of the foregoing; or an order, judgment or decree shall have been entered, without the application, approval or consent of Borrower by any court of competent jurisdiction approving a petition seeking reorganization of Borrower, or appointing a receiver, trustee, custodian or liquidator of Borrower, or a substantial part of its assets; or a petition in bankruptcy shall have been filed against Borrower; or if an Order for Relief has been entered under the Bankruptcy Code for Borrower; or if the Borrower shall have suspended the transaction of its usual business.

4.4 JUDGMENT OR LIEN. Entry of a judgment, issuance of any garnishment, attachment or distraint, the filing of any lien or of any governmental attachment against any property of Borrower, except the preexisting liens held by WCMM and Key Bank. The Lenders acknowledge that the Borrower intends to grant a lien against its assets to FPA.

4.5 ADVERSE CHANGE. The determination by the Lenders that a Material Default has occurred or that there is a material adverse change in the business or financial condition of Borrower. A "Material Default" means any default having a material adverse effect on the contractual relationship between the Borrower and third parties.

V.  CONSEQUENCE OF EVENT OF DEFAULT

     In case any Event of Default shall have occurred, then and in every such Event of Default, the Lenders may take any or all of the following actions, at the same time or at different times:

5.1 ACCELERATION. Declare all amounts owing the Lenders from the Borrower under the Loan Documents to be forthwith due and payable, whereupon all such sums shall forthwith become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

5.2 RIGHTS UNDER MANAGEMENT AGREEMENTS. The Lenders, with or without notice to the Borrower and without demand of performance or other demand, may forthwith exercise all rights of the Borrower under the Management Agreements available under law, and may sell, assign, contract to sell or otherwise dispose of and deliver the Management Agreements as the Lenders may deem best, for cash or on credit or for future delivery, and otherwise to exercise any and all rights afforded to a secured party under the UCC or other applicable law. The proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Management Agreements shall be applied as follows:

     First, to the cost and expenses of every kind incurred in connection therewith or incidental to the collection of payments or the care, safekeeping or otherwise of the Management Agreements or the preparing for the sale, selling and the like, or in any way relating to the rights of the Lenders hereunder, including the reasonable attorneys' fees and legal expenses incurred by the Lenders;

     Second, to the satisfaction of the Liabilities;

     Third, to the payment of any other amounts required by applicable law; and

     Fourth, to the Borrower to the extent of any surplus proceeds.

If the payments received by the Lenders under the Management Agreements, or upon the sale, lease or other disposition of the Management Agreements and the proceeds thereof are insufficient to pay all amounts to which the Lenders are legally entitled, the Borrower will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Promissory Note, and the reasonable fees of any attorneys employed by the Lenders to collect such deficiency, to the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Lenders arising out of the receipt of payments under the Management Agreements or the sale of the Management Agreements.

5.3 POSSESSION. Except as set forth in Section 5.2 hereof as to the Management Agreements, proceed with or without judicial process to take possession of all or any part of the Collateral and the Borrower agrees that upon receipt of notice of the Lenders' intention to take possession of all or any part of said Collateral, the Borrower will do everything reasonably necessary to assemble the Collateral and make the same available to the Lenders at a place to be designated by the Lenders. The Borrower hereby waives any and all rights it may have, by statute, constitution or otherwise to notice or a hearing to determine the probable cause of the Lenders to obtain possession, by Court proceedings or otherwise, of the Collateral.

5.4 METHODS OF SALE. So long as the Lenders act in a commercially reasonable manner, the Lenders may assign, transfer and deliver at any time or from time to time the whole or any portion of the Collateral or any rights or interest therein in accordance with the UCC, and without limiting the scope of the Lenders' rights thereunder, the Lenders may sell the Collateral at public or private sale, or in any other manner, at such price or prices as the Lenders may deem best, and either for cash or credit, or for future delivery, at the option of the Lenders, in bulk or in parcels and with or without having the Collateral at the sale or other disposition. The Lenders shall have the right to conduct such sales on the Borrower's premises or elsewhere and shall have the right to use the Borrower's premises without charge for such sales for such time or times as the Lenders may see fit. The Lenders are hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and the Borrower's rights under all licenses and franchise agreements shall inure to the Lenders' benefit. The Borrower agrees that a reasonable means of disposition of accounts shall be for the Lenders to hold and liquidate any and all accounts. In the event of a sale of the Collateral, or any other disposition thereof, the Lenders shall apply all proceeds first to all costs and expenses of disposition, including attorneys' fees, and then to the Liabilities of the Borrower to the Lenders.

5.5  ATTORNEYS' FEES AND EXPENSES.  Add to the Liabilities of
Borrower, the Lenders' expenses to obtain or enforce payment of any Liabilities and to exercise any of their other rights under the Loan Documents, including without limitation, fees and expenses of counsel.
VI.  MISCELLANEOUS

6.1 SUBORDINATION. Notwithstanding anything contained in this Agreement to the contrary, each Lender hereby agrees that (a) the priority of the lien under this Agreement is junior and subordinate to any security interests now or hereafter granted by Borrower to Key Bank or FPA regardless of the order of attachment or perfection of any such security interest and (b) Lender's rights and remedies under this Agreement are subordinate to the rights and remedies of Key Bank and FPA under any security agreement now or hereafter entered into between Key Bank and Borrower or FPA and Borrower. Each Lender hereby agrees to execute any documents necessary to effect this provision promptly upon the request of Borrower, Key Bank or FPA.

6.2 NO WAIVER. The Borrower agrees that no delay on the part of the Lenders in exercising any power or right hereunder or any other Loan Document shall operate as a waiver of any such power or right, preclude any other or further exercise thereof, or the exercise of any other power or right. No waiver whatsoever shall be valid unless in writing signed by the Lenders and then only to the extent set forth therein.

6.3 WAIVER OF NOTICE. The Borrower waives presentment, dishonor and notice of dishonor, protest and notice of protest by the Lenders.

6.4 LAW OF NEW YORK. This Agreement and the rights of the parties hereto shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of New York.

6.5 JURISDICTION. The Borrower hereby irrevocably consents to the nonexclusive jurisdiction of the Courts of the State of New York or any Federal Court in such State in connection with any action or proceeding arising out of or related to this Agreement or any of the Loan Documents. In any such litigation, the Borrower waives personal service of any summons, complaint or other process and agrees that service of any summons, complaint or other process may be made by certified or registered mail to it, at the address provided herein. THE BORROWER WAIVES TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS.

6.6  SUCCESSORS OR ASSIGNS.  This Agreement and all other Loan
Documents shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, administrators, executors, legal representatives, successors and assigns.

6.7 RIGHTS CUMULATIVE. The rights and remedies herein expressed or in any other Loan Document to be vested in or conferred upon the Lenders shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred upon secured creditors by the UCC or any other applicable law.

6.8 NOTIFICATION OF DISPOSITION OF COLLATERAL. Any notification of a sale or other disposition of the Collateral or of any other action by the Lenders required to be given by the Lenders to the Borrower will be sufficient if given personally or mailed to the Borrower, by registered or certified mail (return receipt requested), to the address set forth for the Borrower in the first paragraph of this Agreement not less than five (5) days prior to the day on which such sales or other disposition will be made and such notification shall be deemed reasonable notice, notwithstanding Section 6.8 hereof.

6.9 ADDRESS FOR NOTICE. All notices and other communications hereunder shall be of no force or effect unless in writing and shall be deemed given when delivered personally (including by express courier) or, if mailed by registered or certified mail (return receipt requested), five (5) calendar days after having been so mailed, to the parties at their respective addresses set forth in the first paragraph hereof (or at such other address for a party as shall be specified by like notice). Notice given by any other means shall be deemed given upon actual receipt.

6.10 TITLES. The titles and headings indicated herein are inserted for convenience only and shall not be considered a part of this Agreement or in any way limit the construction or interpretation of this Agreement.

6.11 COUNTERPARTS. This Agreement may be signed in one or more counterparts which, taken together, shall constitute one and the same document.

     IN WITNESS WHEREOF, the Lenders have executed and delivered this Agreement and the Borrower has caused this Agreement to be executed and delivered by its proper and duly authorized officer as of the day and year first above written.

PRIMERGY, INC.

BY:  /s/ Richard B. Weininger, M.D.
     Richard B. Weininger, M.D.


THE WELLCARE MANAGEMENT GROUP, INC.

BY:  /s/ Joseph R. Papa
     Joseph R. Papa

WELLCARE MEDICAL MANAGEMENT, INC.

BY:  /s/ Marystephanie Corsones
     Marystephanie Corsones

SCHEDULE A

                   AGREEMENT BETWEEN
              KINGSTON FAMILY MEDICINE, PC
                          AND
           WELLCARE MEDICAL MANAGEMENT, INC.

     AGREEMENT made this 8th day of October, 1992, between WellCare Medical Management, Inc., a New York business corporation having its principal office at 130 Meadow Avenue, Newburgh, New York 12550 (hereinafter referred to as the "Company"); and Kingston Family Medecine, P.C., a professional services corporation having an office at 51 Hurley Avenue, Kingston, New York 12401 (hereinafter referred to as the "P.C.").

                  W I T N E S S E T H:

     WHEREAS, P.C. is a New York professional services corporation rendering professional services through employees and independent contractors who are duly licensed to practice medicine in the State of New York; and

     WHEREAS, Company is a New York corporation in the business of providing management, administration, and other services, facilities and equipment to persons and entities engaged in the private practice of medicine; and

     WHEREAS, P.C. and Company desire to enter into an agreement under which Company will make available certain managerial, administrative and other services relating to the maintenance of its office and to the non-professional aspects of the P.C.'s medical practice (hereinafter referred to as the "Services").

                  MANAGEMENT AGREEMENT

     AGREEMENT made this 2 day of October, 1993, between WellCare Medical Management, Inc., a New York business corporation having its principal office at 130 Meadow Avenue, Newburgh, New York 12550 (hereinafter referred to as the "Company"); and Catskill Medical Associates, P.C., a professional services corporation having an office at 140 Pine Street, Kingston, New York 12401 (hereinafter referred to as the "P.C.").

                  W I T N E S S E T H:

     WHEREAS, P.C. is a New York professional services corporation rendering professional services through employees and independent contractors who are duly licensed to practice medicine in the State of New York; and

     WHEREAS, Company is a New York corporation in the business of providing management, administration, and other services, facilities and equipment to persons and entities engaged in the private practice of medicine; and

     WHEREAS, P.C. and Company desires to enter into an agreement which Company will make available certain managerial, administrative and other services relating to the maintenance of its office and to the nonprofessional aspects of the P.C.'s medical practice
(hereinafter referred to as the "Services").

                   AGREEMENT BETWEEN
              WELLCARE FAMILY MEDICINE, PC
                          AND
           WELLCARE MEDICAL MANAGEMENT, INC.

     AGREEMENT made this 8 day of October 1992, between WellCare Medical Management, Inc., a New York business corporation having its principal office at 130 Meadow Avenue, Newburgh, New York 12550 (hereinafter referred to as the "Company"); and WellCare Family Medicine, P.C., a professional services corporation having an office at 40 Sunset Ridge, New Paltz, New York 12561 (hereinafter referred to as the "P.C.").

                  W I T N E S S E T H:

     WHEREAS, P.C. is a New York professional services corporation rendering professional services through employees and independent contractors who are duly licensed to practice medicine in the State of New York; and

     WHEREAS, Company is a New York corporation in the business of providing management, administration, and other services, facilities and equipment to persons and entities engaged in the private practice of medicine; and

     WHEREAS, P.C. and Company desire to enter into an agreement under which Company will make available certain managerial, administrative and other services relating to the maintenance of its office and to the non-professional aspects of the P.C.'s medical practice (hereinafter referred to as the "Services").

                  MANAGEMENT AGREEMENT
                        BETWEEN
                     PRIMERGY, INC.
                          AND
             VALLEY MEDICAL SERVICES, P.C.

     This Agreement is made and entered into as of this first day of October, 1995, by and between Valley Medical Services, PC, a professional corporation organized under the laws of the State of New York (hereinafter referred to as "VMS") and PrimErgy, Inc., a New York State health management company (hereinafter referred to as "PrimErgy").

     WHEREAS, VMS has contracted with physicians, both primary and specialty care, to arrange for health care services under a risk contract; and

     WHEREAS, VMS will solicit with third party payors to establish risk or a global budget contract for the provision of health care services; and

     WHEREAS, VMS desires to engage PrimErgy to perform management services described in "Attachment A".

     NOW, THEREFORE, VMS hereby agrees to contract with PrimErgy to supervise and manage the day-to-day operations and to perform the specific functions and contract services set forth in this Agreement. The Board of Directors of VMS has duly authorized the execution and performance of this Agreement and the Agreement is a valid and binding agreement.

1. As compensation for services rendered, VMS shall pay PrimErgy the following:
     A. The sum of 1.5% of the monthly capitation received from each third party payor up to a maximum monthly fee per payor of Fifty Thousand ($50,000) Dollars. Monthly fee shall cover all services provided by PrimErgy to VMS from its corporate staff located in Kingston, New York. This shall include, but not be limited to:

          *         Board/advisory committee management
          *         Case management services
          *         Outcome review
          *         Presentation of utilization management
                    report
          * Extended member education, including home visits
          *         Concurrent review of inpatient admissions
          *         Special data reporting
     B The cost for all employees for the day-to-day operations of VMS shall be the responsibility of PrimErgy, except for the employees allocated for administrative functions as defined in "Attachment A", as well as board or advisory committee stipends or related expenses. VMS board shall authorize administrative function expenses as a total cost in the annual line item budget. The budget shall depict employees as either full-time, part-time or regionally shared positions and will include a fixed twenty percent (20%) charge on gross salaries to cover fringe benefits, taxes, and bonus arrangements.
          If PrimErgy deems it necessary to expend additional monies above ten percent (10%) of the Board approved budgetary allocation for personnel expenses, it must first receive the approval of the VMS Board.

                  MANAGEMENT AGREEMENT
                        BETWEEN
                     PRIMERGY, INC.
                          AND
            HUDSON VALLEY FAMILY HEALTH, PC

     This Agreement is made and entered into as of this first day of October, 1995, by and between Hudson Valley Family Health, PC, a professional corporation organized under the laws of the State of New York (hereinafter referred to as "HVFH") and PrimErgy, Inc., a New York State health management company (hereinafter referred to as "PrimErgy").

     WHEREAS, HVFH has contracted with physicians, both primary and specialty care, to arrange for health care services under a risk contract; and

     WHEREAS, HVFH will solicit with third party payors to establish risk or a global budget contract for the provision of health care services; and

     WHEREAS, HVFH desires to engage PrimErgy to perform management services described in "Attachment A".

     NOW, THEREFORE, HVFH hereby agrees to contract with PrimErgy to supervise and manage the day-to-day operations and to perform the specific functions and contract services set forth in this Agreement. The Board of Directors of HVFH has duly authorized the execution and performance of this Agreement and the Agreement is a valid and binding agreement.

     1.   As compensation for services rendered, HVFH shall pay
          PrimErgy the following:

          A. The sum of 1.5% of the monthly capitation received from each third party payor up to a maximum monthly fee per payor of Fifty Thousand ($50,000) Dollars. Monthly fee shall cover all services provided by PrimErgy to HVFH from its corporate staff located in Kingston, New York. This shall include, but not be limited to:

*    Board/advisory committee management
*    Case management services
*    Outcome review
*    Presentation of utilization management report
*    Extended member education, including home visits
*    Concurrent review of inpatient admissions
*    Special data reporting

          B. The cost for all employees responsible for the day-to-day operations of HVFH shall be the responsibility of PrimErgy, except for the employees allocated for administrative functions as defined in "Attachment A", as well as board or advisory committee stipends or related expenses. HVFH board shall authorize administrative function expenses as a total cost in the annual line item budget. The budget shall depict employees as either full-time, part-time or regionally shared positions and will include a fixed twenty percent (20%) charge on gross salaries to cover fringe benefits, taxes, and bonus arrangements. If PrimErgy deems it necessary to expend additional monies above ten percent (10%) of the Board approved budgetary allocation for personnel expenses, it must first receive the approval of the HVFH Board.